UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) - May 12, 2005


                             MTM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     New York                          0-22122                  13-3354896
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
   of Incorporation)                                         Identification No.)

    850 Canal Street, Stamford, Connecticut                       06902
--------------------------------------------------------------------------------
   (Address of principal executive offices)                     (zip code)

  Registrant's telephone number, including area code   -   203-975-3700
                                                           ------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

We entered into an Amended and Restated Loan and Security Agreement with Textron Financial Corporation effective May 21, 2004 (the "Restated Loan and Security Agreement"). The term of the Restated Loan and Security Agreement expires on May 21, 2005. By letter agreement dated May 12, 2005, Textron Financial Corporation has agreed to extend the term of the loan to June 30, 2005, at which time all outstanding amounts due under the Restated Loan and Security Agreement will become due.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MTM TECHNOLOGIES, INC.
                                           ----------------------
                                           (Registrant)

                                           By: /s/ Francis J. Alfano
                                               ------------------------
                                               Francis J. Alfano, Chief
                                               Executive Officer


May 16, 2005

                                       2